                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14 INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant  (X)
Filed by a Party other than the Registrant  ( )

Check the appropriate box:

(X)  Preliminary Proxy Statement            ( ) Confidential, for Use of the Commission Only (as
( )  Definitive Proxy Statement                 permitted by Rule 14c-6(e)(2))
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------

                               ING INVESTORS TRUST

--------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)
   --------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)   No fee required.
( )   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)   Total fee paid:

--------------------------------------------------------------------------------
( )   Fee paid with preliminary materials.
      ( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

--------------------------------------------------------------------------------
(2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)   Filing Party:

--------------------------------------------------------------------------------
(4)   Date Filed:

                              ING INVESTORS TRUST
                     ING JANUS GROWTH AND INCOME PORTFOLIO

                        7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 366-0066

                                 March 23, 2004

Dear Variable Contract Holder or Qualified Plan Participant:

      On behalf of the Board of Trustees (the "Board") of ING Janus Growth and Income Portfolio (the "Portfolio"), I invite you to a Special Meeting of shareholders ("Special Meeting") of the Portfolio scheduled for 10:00 a.m., Local time, on April 27, 2004, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

      At the Special Meeting, shareholders of the Portfolio will be asked to approve a Proposal to change the Portfolio's investment objective. If approved, the Portfolio's investment objective would change from a fundamental investment objective of "long term capital growth and current income" to a non-fundamental objective of "long-term growth of capital." Because the Portfolio's investment objective currently is fundamental, the Proposal requires the approval of variable contract holders and qualified plan participants. The enclosed Proxy Statement provides important information with respect to the Proposal.

      The Proposal to change the fundamental investment restriction arises because of a change in the sub-adviser to the Portfolio. Effective May 3, 2004, Legg Mason Funds Management, Inc. ("Legg Mason") will serve as sub-adviser to the Portfolio. William Miller, Chief Executive Officer of Legg Mason, will have day-to-day responsibility for the management of the Portfolio. The change in sub-adviser will occur automatically on May 3, 2004, and does not require shareholder approval. While the Portfolio is not soliciting shareholders to approve the change in sub-adviser, the attached document serves an Information Statement that describes the Portfolio's new sub-advisory arrangement.

      After careful consideration, your Board of Trustees unanimously approved the Proposal to change the fundamental investment objective of the Portfolio, and recommends that shareholders vote "FOR" the Proposal.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN APRIL 26, 2004.

      We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                           Sincerely,



                                           James M. Hennessy
                                           President and Chief Executive Officer

                              ING INVESTORS TRUST
                     ING JANUS GROWTH AND INCOME PORTFOLIO
                        7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034
                                 (800) 366-0066

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                    OF ING JANUS GROWTH AND INCOME PORTFOLIO
                          SCHEDULED FOR APRIL 27, 2004

To the Variable Contract Holders or Qualified Plan Participants:

      NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders ("Special Meeting") of ING Janus Growth and Income Portfolio (the "Portfolio), is scheduled for April 27, 2004, at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

      At the Special Meeting, you will be asked to consider and approve the proposal to change the Portfolio's fundamental investment objective to a non-fundamental objective of seeking "long-term growth of capital."

      Shareholders of record as of the close of business on February 27, 2004 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED VOTING INSTRUCTION CARD so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by (i) executing and submitting a revised proxy, (ii) giving written notice of revocation to the Portfolio or (iii) voting in person at the Special Meeting.

                                              By Order of the Board of Trustees,




                                              Huey P. Falgout, Jr.
                                              Secretary

Dated: March 23, 2004

                      (This page intentionally left blank)

                                PROXY STATEMENT


                                 MARCH 23, 2004

                              ING INVESTORS TRUST
                     ING JANUS GROWTH AND INCOME PORTFOLIO




                           TOLL FREE: (800) 366-0066
                        7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034




                        SPECIAL MEETING OF SHAREHOLDERS
                          SCHEDULED FOR APRIL 27, 2004

                      (This page intentionally left blank)

WHY DID YOU SEND ME THIS BOOKLET?

      This booklet is a combined Proxy Statement and Information Statement. The Proxy Statement will provide you with information regarding certain proposed change to the fundamental investment objective of ING Janus Growth and Income Portfolio (the "Portfolio"), as described below. Contract holders and qualified plan participants are being asked to vote on this change. This booklet also contains an Information Statement (beginning on page __), which provides you with important information with respect to a change in the Portfolio's sub-adviser. The Portfolio is required to send you an Information Statement upon a change in sub-adviser. Contract holders are not being asked to vote on the change in sub-adviser described in the accompanying Information Statement.

      The Proxy Statement provides you with information you should review before voting or instructing your Insurance Company on how to vote on the matters listed above and in the Notice of Special Meeting for the Portfolio. You are receiving these proxy materials -- a booklet that includes the Proxy Statement and one Voting Instruction Card for the Portfolio -- because you have the right to vote on the important Proposal concerning your Portfolio, described below.

      The word "you" is used in this Proxy Statement to refer to the person or entity who owns the shares, and who accordingly has voting rights in connection with the shares. For a pension plan, this usually means the trustee for the plan. Shares of the Portfolio are available as investment options in the variable annuity contract or variable life insurance contract issued by an Insurance Company, and qualified plans, participants and Insurance Companies are, in most cases, the true "shareholders" of the Portfolio. Variable annuity and/or variable life contract holders (or participants under group contracts, as applicable) ("Variable Contract Holders"), however, generally have the right to instruct the Insurance Company through which they hold an interest on how to vote their interests regarding the Proposal set forth in this Proxy Statement. Therefore, references to "you" or "shareholders" throughout the proxy materials usually can be read to include shareholders, and Variable Contract Holders and qualified plan participants.

WHO IS ASKING FOR MY VOTE?

      The Board of Trustees (the "Board") of ING Investors Trust (the "Trust") is sending this Proxy Statement and the enclosed Voting Instruction Card to you and all other Variable Contract Holders and qualified plan participants who have a beneficial interest in the Portfolio. The Board is soliciting your vote for a Special Meeting of shareholders ("Special Meeting") of the Portfolio with respect to certain changes to the Portfolio's investment objective.

WHO IS ELIGIBLE TO VOTE?

      The Board is sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed Voting Instruction Card on or about March 23, 2004 to all shareholders of record and Variable Contract Holders of record who are eligible to instruct the Insurance Company through which they hold an interest in the Portfolio as to how to vote those shares. Shareholders and Variable Contract Holders of record who hold an interest in shares of the Portfolio as of the close of business on February 27, 2004 (the "Record Date") are eligible to vote or instruct their Insurance Company how to vote the shares. (See "How do I vote?" and "General Information" below, for a more detailed discussion of voting procedures.)

      Each share of each class of the Portfolio is entitled to vote. The following table sets forth the number of shares of each class of the Portfolio issued and outstanding as of the Record Date:

      Class                              Shares Outstanding      Number of Votes
                                         ------------------      ---------------
      Adviser Class (Class A)

      Institutional Class (Class I)

      Retirement Class (Class R)

      Service Class (Class S)

      To the best of the Trust's knowledge, as of March 12, 2004, no person owned beneficially more than 5% of any class of the Portfolio's securities, except as set forth in APPENDIX A. To the best of the Trust's knowledge, as of March 12, 2004, no Trustee or Executive Officer owned beneficially more than 1% of any class of the Portfolio's securities.

WHY IS THE SPECIAL MEETING BEING HELD?

      The Special Meeting is being held for the following purposes:

      (1) To approve a new, non-fundamental investment objective for the Portfolio; and

      (3) To transact other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

HOW DO I VOTE?

      Variable Contract Holders can instruct the Insurance Company through which they hold interests in the Portfolio how to vote, by completing, signing and returning the enclosed Voting Instruction Card promptly in the enclosed envelope or by attending the Special Meeting in person and voting. Joint owners must each sign the Voting Instruction Card.

      Shares of the Portfolio are sold to separate accounts of Insurance Companies ("Separate Accounts") and are used to fund Variable Contracts. Variable Contract Holders who select the Portfolio for investment through a Variable Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. The Insurance Company that uses the Portfolio as a funding vehicle, is, in most cases, the true shareholder of the Portfolio and, as the legal owner of the Portfolio's shares, has sole voting and investment power with respect to the shares. As noted above, Insurance Companies generally will pass through any voting rights to Variable Contract Holders. Therefore, an Insurance Company will request voting instructions from the Variable Contract Holder. Variable Contract Holders permitted to give instructions to the Insurance Company and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Variable Contract Holders, it is expected that the respective Insurance Companies will furnish a copy of this Proxy Statement to Variable Contract Holders.

      If the Variable Contract Holder wishes to participate in the Special Meeting, the Variable Contract Holder may submit the Voting Instruction Card, originally sent with this Proxy Statement or attend the Special Meeting in person. All persons entitled to direct the voting of shares, whether they are Variable Contract Holders or qualified plan participants, are described as voting for purposes of this Proxy Statement.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

      The Special Meeting will be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on April 27, 2004, at 10:00 a.m., Local time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting. If you expect to attend the Special Meeting in person, please call the Customer Contact Center toll-free at 1-800-366-0066.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE PORTFOLIO?

      Copies of the Portfolio's Semi-Annual Report for the period ended June 30, 2003 and the Annual Report for the fiscal year ended December 31, 2003 have previously been mailed to Variable Contract Holders. This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports.

      YOU CAN OBTAIN COPIES OF THE ANNUAL AND SEMI-ANNUAL REPORTS, WITHOUT CHARGE, BY WRITING TO THE ING FUNDS, 7337 EAST DOUBLETREE RANCH ROAD, SCOTTSDALE, ARIZONA, 85258-2034, ATTENTION: LITERATURE FULFILLMENT, OR BY CALLING 1-800-366-0066.

      Should you have any questions about the Portfolio, please do not hesitate to contact our Customer Contact Center at 1-800-366-0066. The Customer Contact Center is available Monday through Thursday 8:00 a.m. - 8:00 p.m. Eastern Time and Friday from 8:00 a.m. - 5:30 p.m. Eastern Time.

                                   PROPOSAL 1
                  APPROVAL OF A CHANGE IN INVESTMENT OBJECTIVE

WHAT IS THE PROPOSAL?

      At a meeting on February 25, 2004, the Board authorized a change in the Portfolio's fundamental investment objective. The Portfolio's investment objective is a fundamental policy and, therefore, any change in the objective requires shareholder approval. The change is being proposed because the Board approved Legg Mason Funds Management, Inc. ("Legg Mason") as the Portfolio's new sub-adviser, and, in view of the manner in which Legg Mason will manage the Portfolio's assets, it has requested the change. For more information with respect to Legg Mason and the new sub-advisory arrangement, please refer to the accompanying Information Statement.

HOW WILL THE PROPOSAL CHANGE THE INVESTMENT OBJECTIVE OF THE PORTFOLIO?

      The Portfolio's current investment objective is "long term capital growth and current income" ("Current Investment Objective"). It is proposed that the Portfolio's investment objective be changed to "long-term growth of capital" ("Proposed Investment Objective"). Under the Proposed Investment Objective, the Portfolio will no longer seek to achieve the income component of the Current Investment Objective, and will concentrate to a greater extent on equity securities that offer the potential for capital growth. While it is not anticipated there would be any future modifications to the investment objective, in order to give the Portfolio flexibility to make changes in the interests of shareholders without the cost of proxy solicitation, the Proposed Investment Objective would be non-fundamental, so that any future change would not require a shareholder vote.

      In connection with the Proposed Investment Objective, the Board has also approved a change in the Portfolio's investment strategies. Effective May 3, 2004, the Portfolio's investment strategies will change from investing in stocks with growth and income potential, to a strategy that concentrates to a greater extent on equity securities that offer the potential for capital growth. For more information on the Portfolio's new investment strategies, please see "Change in the Portfolio's Investment Strategies" in the accompanying Information Statement.

WHAT IS THE REQUIRED VOTE?

      Shareholders of the Portfolio must approve the Proposal for it to be effective. The Proposal must be approved by the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio, or (2) 67% or more of the shares of the Portfolio present at the meeting, if more than 50% of the outstanding shares of the Portfolio are represented at the meeting in person or by proxy.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE PROPOSAL?

      If shareholders of the Portfolio do not approve the Proposal, the Portfolio will continue to be managed under the Current Investment Objective, and the Board will determine what action, if any, should be taken.

WHAT IS THE RECOMMENDATION OF THE BOARD?

      Based upon its review, the Board has determined that the Proposal is in the best interests of the Portfolio and its shareholders. Accordingly, after consideration such factors and information it considered relevant, the Board, including all of the Independent Trustees present at the meeting, unanimously approved the Proposal and voted to recommend their approval.

            ADDITIONAL INFORMATION REGARDING THE PROXY SOLICITATION

WHAT HAPPENS TO MY PROXY ONCE I VOTE IT?

      The Board has named Huey P. Falgout, Jr. and Michael J. Roland, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by Variable Contract Holders. Please complete and execute your Voting Instruction Card. If you followed the instructions when you voted, your proxies will vote these shares as you have directed. If you submitted your Voting Instruction Card but did not vote on the Proposal, your proxies will vote on the Proposal as recommended by the Board, except as described under "What are the voting rights and the quorum requirements?"

WHAT IF A PROPOSAL THAT IS NOT IN THE PROXY STATEMENT COMES UP AT THE SPECIAL MEETING?

      If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted on at the Special Meeting other than the Proposal discussed in this Proxy Statement.

I WANT TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?

      If you attend the Special Meeting and wish to vote in person, you will be given a Voting Instruction Card when you arrive.

WHAT ARE THE VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

      February 27, 2004 has been chosen as the Record Date. Each share of each class of the Portfolio owned on the Record Date is entitled to one vote. Shareholders of the Portfolio at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Portfolio at the Special Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. Thirty percent of outstanding shares of the Trust present or represented by proxy at the Special Meeting will constitute a quorum. Shares owned of record by a shareholder or an Insurance Company and voted at the Special Meeting or represented by proxy will be considered present at the Special Meeting. In the event that a quorum of shareholders is not represented at the Special Meeting, the meeting may be adjourned by a majority of the Portfolio's shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve either Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 180 days after the Record
Date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

      If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

      An Insurance Company will vote shares of the Portfolio held by its Separate Accounts in accordance with instructions received from the Variable Contract Holders. If a Variable Contract Holder executes and returns a Voting Instruction Card, but fails to indicate how that vote should be cast, the proxy will be voted in favor of the Proposal. An Insurance Company will also vote shares of the Portfolio held in SEC-registered Separate Accounts for which no voting instructions have been received in the same proportion as it votes shares held in Separate Accounts for which it has received instructions. With respect to shares held by the Insurance Company in unregistered Separate Accounts, the Insurance Company generally will only vote those Separate Account shares for which it has received instructions. Shares held by an Insurance Company in its general account, if any, must be voted in the same proportion as the votes cast with respect to shares held in all of such company's Separate Accounts in the aggregate.

CAN I REVOKE MY VOTING INSTRUCTIONS AFTER I GIVE THEM?

      A shareholder may revoke the voting instructions given under the accompanying Voting Instruction Card at any time prior to its execution by filing with the Trust a written revocation or a duly executed Voting Instruction Card bearing a later date. In addition, any Variable Contract Holder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any voting instruction previously given. The persons named in the accompanying Voting Instruction Card will vote as directed by the shareholders under the Card, but in the absence of voting directions under any Voting Instruction Card that is signed and returned, they intend to vote "FOR" the Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

CAN SHAREHOLDERS SUBMIT PROPOSALS FOR CONSIDERATION IN A PROXY STATEMENT?

      The Portfolio is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act of 1940, as amended ("1940 Act"). A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

      IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION CARD IS REQUESTED. A SELF-ADDRESSED POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                              GENERAL INFORMATION

WHO ARE THE SERVICE PROVIDERS TO THE PORTFOLIO?

      Directed Services, Inc. ("DSI" or "Adviser"), whose principal office is located at 1475 Dunwoody Drive, West Chester, PA 19380, is a New York corporation that serves as the investment adviser to the Portfolio. DSI also serves as the distributor of the Portfolio. DSI is registered with the U.S. Securities and Exchange Commission (the "SEC") as an investment adviser. DSI is an indirect, wholly-owned subsidiary of ING Groep, N.V. ("ING Groep"). ING Groep is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees. As of December 31, 2003, DSI served as adviser for over $[___] billion in assets.

      DSI has entered into a sub-administrative services agreement with ING Funds Services, LLC ("IFS"), an affiliate of DSI. IFS' principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

      See APPENDIX B for a listing of the names, addresses, and the principal occupations of the principal executive officers of DSI and IFS.

      During the fiscal year ended December 31, 2003, the Portfolio paid the following commissions to brokers affiliated with ING:

             TOTAL AMOUNT OF      TOTAL BROKERAGE          % OF TOTAL PORTFOLIO       % OF PORTFOLIO DOLLAR
            COMMISSIONS PAID    COMMISSIONS PAID TO     BROKERAGE COMMISSIONS PAID   AMOUNT OF TRANSACTIONS
                                AFFILIATED BROKERS         TO AFFILIATED BROKERS
-----------------------------------------------------------------------------------------------------------


      During the fiscal year ended December 31, 2003, the Portfolio paid no commissions to affiliated broker-dealers.

WHO PAYS FOR THIS PROXY SOLICITATION?

      The Portfolio will not pay the expenses in connection with this Proxy Statement and Information Statement or the Special Meeting of shareholders. The Adviser and/or its affiliates will pay 100% of the expenses in connection with this Information Statement, Proxy Statement and Special Meeting, including the printing, mailing, solicitation, vote tabulation expenses, legal fees, and out-of-pocket expenses.


                                                            Huey P. Falgout, Jr.
                                                            Secretary


March 23, 2004
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

                             INFORMATION STATEMENT


                                 MARCH 23, 2004

                              ING INVESTORS TRUST
                     ING JANUS GROWTH AND INCOME PORTFOLIO



                           TOLL FREE: (800) 366-0066
                        7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034

                              GENERAL INFORMATION

      This Information Statement is being furnished in connection with the change in the sub-adviser of the Portfolio of the Trust that will take place effective May 3, 2004. The sub-advisory or "Portfolio Management" agreement between DSI and Janus Capital Management LLC ("Janus") was terminated by the Board and a new sub-adviser was selected. As a result of this action, Legg Mason will begin providing investment sub-advisory services to the Portfolio effective May 3, 2004. Also effective on that date, the Portfolio's name will be changed to ING Legg Mason Value Portfolio.

      The Trust has obtained an exemptive order from the SEC that permits the Adviser to enter into new sub-advisory agreements without obtaining shareholder approval of such new agreements under certain conditions. Any such changes must be approved by a majority of the disinterested Trustees and, as a condition of such exemption, DSI must furnish shareholders of the affected portfolio with certain information about the changes. This Information Statement is intended to comply with that condition.

      THE TRUST IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY WITH RESPECT TO THE CHANGE IN SUB-ADVISER DISCUSSED IN THIS INFORMATION STATEMENT.

             NEW SUB-ADVISORY AGREEMENT BETWEEN DSI AND LEGG MASON

      BACKGROUND

      DSI has served as investment adviser to the Portfolio since 1997, pursuant to a Management Agreement between DSI and the Trust, on behalf of the Portfolio and other series of the Trust, dated October 24, 1997, as amended May 24, 2002 (the "Management Agreement"). Under the Management Agreement, DSI, in carrying out its responsibility to supervise and manage all aspects of the Portfolio's operations, may engage, subject to the approval of the Trustees and, where required, the shareholders of the Portfolio, a sub-adviser to provide day-to-day advisory services in relation to the Portfolio. The Management Agreement provides, among other things, that DSI is authorized to enter into portfolio manager agreements with other registered investment advisers to serve as sub-advisers to the Trust's portfolios, and may manage each portfolio in a manager-of-managers style with portfolio managers. DSI may delegate to a sub-adviser the duty, among other things, to formulate and implement the investment program for the Trust's portfolios, including the duty to determine what issuers and securities will be purchased and sold for a portfolio. In accordance with this provision for delegation of authority, DSI entered into a sub-advisory agreement with Janus with respect to the Portfolio effective September 9, 2002 (the "Former Agreement"), pursuant to which those sub-advisory duties were delegated to Janus.

      At an in person board meeting on February 25, 2004, the Trustees were asked to consider a new agreement between DSI and Legg Mason, under which Legg Mason will provide sub-advisory services to the Portfolio ("the New Agreement"). The New Agreement was approved at the meeting by a unanimous vote of the Board, including a majority of the Trustees who are not "interested" persons of the Trust, as that term is defined in the 1940 Act, nor have any interest in the New Agreement (the "Independent Trustees"). The Trustees authorized the preparation and distribution of this Notice. The New Agreement was subsequently executed by DSI and Legg Mason to be effective May 3, 2004 (the "New Agreement").

      The decision to terminate Janus and retain Legg Mason under the New Agreement was based on several factors including, the that David Corkins, former Vice President and Portfolio Manager at Janus, would no longer serve as the manager of the Portfolio as well as the reputation and long-term performance record of Legg Mason. The Trustees also evaluated the ability of Legg Mason to provide quality portfolio management to the Portfolio. The sub-advisory agreement with Janus will terminate effective May 2, 2004.

      Under the new sub-advisory arrangement, investment decisions for the Portfolio will be made by an investment management team at Legg Mason led by William Miller, Chief Executive Officer of Legg Mason. Mr. Miller and his team will have day-to-day responsibility for the Portfolio. Mr. Miller has an Economics degree from Washington & Lee University and a Ph.D. in Philosophy from The Johns Hopkins University. Prior to joining Legg Mason in 1981, Mr. Miller served as Treasurer of the J.E. Baker Company, a major manufacturer of products for the steel and cement industries. Mr. Miller was Director of Research for Legg Mason from October 1981 through June 1985, has been the sole portfolio manager of the Legg Mason Value Trust since 1990 and served as co-manager of the fund from its inception in 1982 until 1990.

      EVALUATION OF THE BOARD OF TRUSTEES

      At a meeting of the Board held on February 25, 2004 (the "Meeting"), the New Agreement for the Portfolio was considered by the Board, including the Independent Trustees. During the Meeting, the Independent Trustees met in executive session with their independent counsel to discuss Legg Mason, the New Agreement and the legal standards applicable to the proposed change.

      In determining whether or not it was appropriate to approve the New Agreement, the Board, including a majority of the Independent Trustees, considered several factors including, but not limited to, the following: (1) the performance of the Portfolio under the current sub-adviser and the performance of Legg Mason, and in particular, William Miller, the proposed portfolio manager for the Portfolio, on accounts that are comparable to the Portfolio; (2) DSI's view of the reputation of Legg Mason; (3) the nature and quality of services to be provided by Legg Mason; (4) the fairness of the compensation under the New Agreement in light of the services to be provided; (5) the personnel, operations, financial condition, and investment management capabilities and methodologies of Legg Mason, and in particular, the portfolio management capabilities of William Miller; (6) the costs for the services of Legg Mason and the fact that these costs will be paid by DSI and not directly by the Portfolio; (7) the proposed changes to the Portfolio's fundamental investment objective and non-fundamental investment strategies that had been requested by Legg Mason; and (8) Legg Mason's Code of Ethics. The Board also considered the advisory fee to be retained by DSI, including the change in the amount to be retained by DSI under the proposal, for its oversight and monitoring services that will be provided to the Portfolio. After considering DSI's recommendation and these other factors, the Board concluded that engaging Legg Mason as sub-adviser to the Portfolio would be in the best interests of the Portfolio and its shareholders.

      THE NEW AND FORMER AGREEMENTS

      The New Agreement will become effective as of May 3, 2004, and will remain in effect through May 1, 2005, unless earlier terminated under the provisions of
Section 15 of the New Agreement, or by operation of the provisions of the 1940 Act. Following the expiration of its initial term, the New Agreement may be renewed on an annual basis provided that certain conditions are met, as discussed below. The terms and provisions of the New Agreement are substantially similar to the terms of the Former Agreement, except for the names of the entities, the effective date and the effective fee rate provisions. The material terms and provisions of the New Agreement are summarized below. The description of the New Agreement in this Information Statement is qualified in its entirety by reference to the copy of the New Agreement, attached to this Information Statement as APPENDIX C.

      Under the terms of the New Agreement, as under the Former Agreement, Legg Mason agrees to furnish the Adviser with investment advisory services in connection with a continuous investment program for the Portfolio. The Portfolio will be managed by Legg Mason in accordance with its investment objective, investment policies and restrictions as set forth in the Trust's Prospectus and Statement of Additional Information. Subject to the supervision and control of the Adviser, which in turn is subject to the supervision and control of the Trustees, Legg Mason, in its discretion, determines and selects the securities to be purchased for and sold from the Portfolio and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

      Under the terms of the New Agreement, as under the Former Agreement, sub-advisory fees are payable by DSI, not by the Portfolio or its shareholders. For its fee, DSI agrees to furnish at its expense all necessary investment and management facilities, including salaries of personnel required for it to execute its duties under the New Agreement. Legg Mason's compensation for the services provided under the New Agreement is computed at an annual rate and is payable monthly in arrears. For all services rendered to the Portfolio, DSI will calculate and pay Legg Mason at an annual rate in accordance with the table below:

ING Legg Mason Value Portfolio              0.70% on the first $50 million;

                                            0.45% on the next $50 million;

                                            0.40% on the next $50 million;

                                            0.35% on the next $50 million; and

                                            0.30% on assets over $200 million

      Under the Former Agreement, DSI calculated and paid Janus at an annual rate in accordance with the table below:

ING Legg Mason Value Portfolio              0.45% on the first $500 million;

                                            0.425% on the next $500 million; and

                                            0.40% on assets over $1 billion

      For the fiscal year ended December 31, 2003, the fee paid by DSI to Janus for services rendered with respect to the Portfolio was $[ ]. If the New Agreement had been in effect during this period, the fee paid by DSI to Legg Mason for services rendered with respect to the Portfolio would have been $[ ]. This amount represents a [ %] [increase/decrease] over the amount paid by DSI to Janus during that time frame.

      At lower asset levels, the portfolio management fee payable by DSI to Legg Mason would increase under the New Agreement. However, due to the breakpoint schedule, at higher asset levels, the fee payable decreases. As of December 31, 2003, the Portfolio had $230.8 million in assets under management. At this asset level, the fee rate payable to Janus is 0.45%, whereas under the New Agreement, Legg Mason would receive 0.4516% (blended), an effective increase of 0.16 basis point.

      The New Agreement may be terminated at any time without penalty by vote of the Board, by vote of a majority of the outstanding voting securities of the Portfolio or upon the election of DSI upon 60 days' written notice to Legg Mason. The New Agreement will automatically terminate in the event of its "assignment" by either party (as defined under the 1940 Act) or upon termination of the Management Agreement between the Trust and DSI. The New Agreement also may be terminated by Legg Mason upon three months written notice to the Trust and DSI, unless the Trust or DSI requests additional time, not to exceed three months, to find a replacement for the sub-adviser.

      Under the terms of the New Agreement as under the Former Agreement, the agreement will continue in full force and effect from year to year, provided such continuance is specifically approved at least annually by the Trustees or by a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act). In either event, such renewal is also required to be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such renewal.

      Under the terms of the New Agreement, as under the Former Agreement, in the absence of willful misconduct, malfeasance, bad faith or gross negligence of its obligations under the New Agreement, Legg Mason shall not be liable to the Portfolio or its shareholders or to the Adviser for any act or omission resulting in any loss suffered by the Trust, the Portfolio or the Portfolio's shareholders in connection with any service provided under the New Agreement.

      INFORMATION CONCERNING LEGG MASON

      The principal business address of Legg Mason is 100 Light Street, Baltimore, Maryland 21202. Legg Mason is a registered investment adviser and is a wholly-owned subsidiary of Legg Mason, Inc, and a part of the Mutual Funds Division of Legg Mason, Inc.'s asset management business. Legg Mason, Inc. is a globally diversified organization headquartered at 100 Light Street, Baltimore, Maryland 21202, with operations in many areas of the financial services industry. As of December 31, 2003, Legg Mason and its related subsidiaries Legg Mason Capital Management, Inc. and LLM, LLC's total assets under management were approximately $35 billion.

      The principal occupations of each director and principal executive officer of Legg Mason are set forth in the table below. The principal business address of each director and principal executive officer, as it relates to his or her duties at Legg Mason, is 100 Light Street, Baltimore, Maryland 21202.

               NAME                                   POSITION WITH LEGG MASON



      No Trustees or officers of the Trust are employees, officers, directors or shareholders of Legg Mason or its parent company.

      Legg Mason acts as an investment adviser or sub-adviser to various other series of registered investment companies, some of which have investment objectives and programs similar to the investment objective and program for the Portfolio (collectively the "Comparable Legg Mason Funds"). For the Comparable Legg Mason Funds that Legg

Mason serves as investment adviser, Legg Mason may perform certain administrative and other services for such fund that it is not required to perform for the Portfolio under the New Agreement. For each Comparable Legg Mason Fund, the chart set forth as APPENDIX D lists the net assets as of [DATE], as well as the current advisory or sub-advisory fee rate payable to Legg Mason.

      CHANGES IN THE PORTFOLIO'S INVESTMENT STRATEGIES

      Effective May 3, 2004, the Legg Mason will employ the following investment strategies for the Portfolio:

      The Portfolio invests primarily in equity securities that, in the manager's opinion, offer the potential for capital growth. The manager follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the manager's assessment of their intrinsic value. Intrinsic value, according to the manager, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamic regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geopolitical dynamics and more. It should be noted that in this description of the criteria for selecting securities the word "value" is used in its natural sense rather than in the context often seen in current industry literature of "value" or "growth". Thus the adviser may invest in securities that some analysts consider to be "value stocks" or "growth stocks". The manager takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

      The Portfolio's manager may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the manager to offer the potential for long-term growth of capital, when an investment opportunity arises that the manager believes is more compelling, or to realize gains or limit potential losses.

      The Portfolio may also invest in debt securities of companies having one or more of the above characteristics. The Portfolio may invest up to 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade, commonly known as "junk bonds."

      For temporary defensive purposes, or when cash is temporarily available, the Portfolio may invest without limit in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Portfolio invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

      OTHER MATTERS

      In connection with the change in sub-adviser and the execution of the New Agreement, the name of the Portfolio will change from ING Janus Growth and Income Portfolio to ING Legg Mason Value Portfolio effective May 3, 2004.

                                   APPENDIX A

         BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF THE PORTFOLIO
                             AS OF MARCH ___, 2004


                                                               NUMBER OF   PERCENT OF CLASS
                                                                 SHARES     OF SHARES AND
                                        NAME AND ADDRESS OF      OWNED         TYPE OF
          PORTFOLIO NAME AND CLASS          SHAREHOLDER        OF RECORD      OWNERSHIP
          ------------------------          ------------       ---------      ---------
ING Janus Growth and Income
Portfolio-Class A
ING Janus Growth and Income
Portfolio-Class I
ING Janus Growth and Income
Portfolio-Class R
ING Janus Growth and Income
Portfolio-Class S


..

                                   APPENDIX B

                 PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF
                            DIRECTED SERVICES, INC.
                              1475 DUNWOODY DRIVE
                             WEST CHESTER, PA 19380

                                 NAME AND TITLE
                    James R. McInnis, Director and President
                            Alan G. Hoden, Director
                          Stephen J. Preston, Director
               David S. Pendergrass, Vice President and Treasurer
                    David L. Jacobson, Senior Vice President
                          Kimberly J. Smith, Secretary

            PRINCIPAL EXECUTIVE OFFICERS OF ING FUNDS SERVICES, LLC
                         7337 E. DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

                                 NAME AND TITLE
                     James M. Hennessy - President and CEO
               Michael J. Roland - Executive VP, CFO & Treasurer
                    Lydia L. Homer - Senior VP & Controller
                Robert S. Naka - Senior VP & Assistant Secretary
             Kimberly A. Anderson - Senior VP & Assistant Secretary
                       Robert S. Naka - Senior VP and COO


           PRINCIPAL EXECUTIVE OFFICERS OF ING FUNDS DISTRIBUTOR, LLC
                         7337 E. DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

                                 NAME AND TITLE
                      Robert J. Boulware - President & CEO
       James M. Hennessy - Senior Executive VP & Chief Operating Officer
               Michael J. Roland - Executive VP, CFO & Treasurer
                    Lydia L. Homer - Senior VP & Controller
                Lauren Bensinger - VP & Chief Compliance Officer
             Kimberly A. Anderson - Senior VP & Assistant Secretary

                                   APPENDIX C

                     FORM OF PORTFOLIO MANAGEMENT AGREEMENT

      AGREEMENT made this __ day of ___, 2004, among ING Investors Trust (the "Trust"), a Massachusetts business trust, Directed Services, Inc. (the "Manager"), a New York corporation, and Legg Mason Funds Management, Inc. (the "Portfolio Manager"), a corporation organized under the laws of the State of Maryland.

      WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company;

      WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

      WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

      WHEREAS, pursuant to a Management Agreement, effective as of May 24, 2002, as amended, a copy of which has been provided to the Portfolio Manager, the Trust has retained the Manager to render advisory, management, and administrative services with respect to the Trust's series; and

      WHEREAS, the Trust and the Manager wish to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to the Trust and the Manager.

      NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Trust, the Manager and the Portfolio Manager as follows:

      1. APPOINTMENT. The Trust and the Manager hereby appoint the Portfolio Manager to act as the portfolio manager to the series of the Trust designated on SCHEDULE A of this Agreement (each a "Series") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

      In the event the Trust designates one or more series other than the Series with respect to which the Trust and the Manager wish to retain the Portfolio Manager to render investment advisory services hereunder, they shall promptly notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall so notify the Trust and Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

      2. PORTFOLIO MANAGEMENT DUTIES AND AUTHORITY.

            Subject to the supervision of the Trust's Board of Trustees (the "Board") and the Manager, the Portfolio Manager will provide a continuous investment program for each Series' portfolio and determine the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Portfolio Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of each Series should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of each Series. To the extent permitted by the investment policies of the Series, the Portfolio Manager shall make decisions for the Series as to foreign currency matters. The Portfolio Manager will provide the services under this Agreement in accordance with the Series' investment objective or objectives, policies, and restrictions as stated in the Trust's Registration Statement filed with the U.S. Securities and Exchange Commission (the "SEC"), as from time to time amended (the "Registration Statement"), copies of which shall be sent to the Portfolio Manager by the Manager upon filing with the SEC. The Portfolio Manager is authorized to exercise tender offers and exchange offers on behalf of the Series, each as the Portfolio Manager determines is in the best interest of the Series. The Portfolio Manager and Manager further agree as follows:

      (A) The Portfolio Manager will (1) manage each Series so that no action or omission on the part of the Portfolio Manager will cause a Series to fail to meet the requirements to qualify as a regulated investment company specified in
Section 851 of the Internal Revenue Code of 1986, as amended (the "Code") (other than the requirements for the Trust to register under the 1940 Act and to file with its tax return an election to be a regulated investment company and to file with its tax return an election to be a regulated investment company and satisfy the distribution requirements under Section 852 (a) of the Internal Revenue Code, all of which shall not be the responsibility of the Portfolio Manager),
(2) manage each Series so that no action or omission on the part of the Portfolio Manager shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder, and (3) use reasonable efforts to manage the Series so that no action or omission on the part of the Portfolio Manager shall cause a Series to fail to comply with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies. The Manager will notify the Portfolio Manager promptly if the Manager believes that a Series is in violation of any requirement specified in the first sentence of this paragraph.

      (B) On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of a Series as well as of other investment advisory clients of the Portfolio Manager or any of its affiliates, the Portfolio Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients, provided, however that the Manager and the Board shall have the right to review and request changes to the Portfolio Manager's manner of allocation, provided further that any requested changes to such manner of allocation shall be implemented on a prospective basis only.

      (C) In connection with the purchase and sale of securities for each Series, the Portfolio Manager will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Portfolio Manager will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian and portfolio accounting agent.

      (D) The Portfolio Manager will assist the portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Series for which the portfolio accounting agent seeks assistance from or identifies for review by the Portfolio Manager.

      (E) The Portfolio Manager will make available to the Trust and the Manager, promptly upon reasonable request, all of the Series' investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian and portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as well as other applicable laws. The Portfolio Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

      (F) The Portfolio Manager will provide reports to the Trust's Board for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Trust's Board with respect to the Series such periodic and special reports as the Trustees and the Manager may reasonably request.

      (G) In rendering the services required under this Agreement, the Portfolio Manager may, from time to time, employ or associate with itself such affiliated or unaffiliated person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Portfolio Manager may not retain, employ or associate itself with any company that would be an "investment adviser," as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust's Board and a majority of Trustees who are not parties to any agreement or contract with such company and who are not "interested persons," as defined in the 1940 Act, of the Trust, the Manager, or the Portfolio Manager, or any such company, and is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act. The Portfolio Manager shall be responsible for making reasonable inquiries and for reasonably ensuring that no associated person of the Portfolio Manager, or of any company that the Portfolio Manager has retained, employed, or with which it has associated with respect to the investment management of the Series, to the best of the Portfolio Manager's knowledge, had in any material connection with the handling of assets:

            (I) been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

            (II) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

            (III) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

      (H) In using spot and forward foreign exchange contracts for the Series as an investment the parties represent the following:

            (I) that the Manager is properly and lawfully established with full power and authority to enter into spot and forward foreign exchange contracts, to perform its obligations under such foreign exchange contracts and to procure the Portfolio Manager to enter into such foreign exchange contracts on its behalf.

            (II) that the Manager may not, except for purposes of redemptions, expenses, and other costs of doing business, encumber funds which the Portfolio Manager has under the Portfolio Manager's management or which benefit from the Portfolio Manager's investment advice. If the Manager requires funds for any redemptions, expenses, and other costs of doing business, the Portfolio Manager will make funds available in a reasonably timely manner for the Manager to meet such obligations. The Manager reserves the right to segregate assets upon notice to the Portfolio Manager and provide different arrangements for investment management with respect to those assets.

            (III) that the Portfolio Manager has been granted full power and authority to enter into foreign exchange contracts as agent on the Manager's behalf and to give instructions for settlement for the same.

            (IV) that the Portfolio Manager has full authority to instruct the Manager's and the Trust's custodian in conformity with its mandate.

            (V) that in the event of the termination of this Agreement, the Portfolio Manager, if legally and operationally possible, may offer the Series' counterparty the option to leave open any existing foreign exchange contracts or to close them out at prevailing market rates.

      (I) The Portfolio Manager will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Portfolio Manager written instructions to the contrary. The Portfolio Manager will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

      The Portfolio Manager will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. Upon request, the Portfolio Manager will submit a written voting recommendation to the Manager for such proxies. In making such recommendations, the Portfolio Manager shall use its good faith judgment to act in the best interests of the Series. The Portfolio Manager shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Portfolio Manager or of its affiliates.

      3. BROKER-DEALER SELECTION. The Portfolio Manager is hereby authorized to place orders for the purchase and sale of securities and other investments for each Series' portfolio, with or through such persons, brokers or dealers and to negotiate commissions to be paid on such transactions and to supervise the execution thereof. The Portfolio Manager's primary consideration in effecting any such transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Registration Statement, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered.

      Subject to such policies as the Board may determine and consistent with
Section 28(e) of the Securities Exchange Act of 1934, as amended, the Portfolio Manager may effect a transaction on behalf of the Series with a broker-dealer who provides brokerage and research services to the Portfolio Manager notwithstanding the fact that the commissions payable with respect to any such transaction may be greater than the amount of any commission another broker-dealer might have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Portfolio Manager's or its affiliate's overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion.

      The Portfolio Manager will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with this Agreement, the Portfolio Manager is further authorized to allocate orders placed by it on behalf of the Series to the Portfolio Manager as agent if it is registered as a broker-dealer with the SEC, to any of its affiliated broker-dealers as agents, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Portfolio Manager, or an affiliate of the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and the Portfolio Manager will report on said allocation regularly to the Board indicating the broker-dealers to which such allocations have been made and the basis therefore.

      4. DISCLOSURE ABOUT PORTFOLIO MANAGER. The Portfolio Manager has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Portfolio Manager, and represents and warrants that, with respect to the disclosure about or information relating, directly or indirectly, to the Portfolio Manager, to the Portfolio Manager's knowledge, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act, or alternatively that it is not required to be a registered investment adviser under the Advisers Act to perform the duties described in this Agreement, and that it is a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered and will maintain such registration so long as this Agreement remains in effect. The Portfolio Manager will provide the Manager with a copy of the Portfolio Manager's Form ADV, Part II at the time the Form ADV and any amendment is filed with the SEC, and a copy of its written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, together with evidence of its adoption.

      5. EXPENSES. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with the portfolio management duties specified in this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust's operations including, but not limited to:

      (A) Expenses of all audits by the Trust's independent public accountants;

      (B) Expenses of the Series' transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

      (C) Expenses of the Series' custodial services including recordkeeping services provided by the custodian;

      (D) Expenses of obtaining quotations for calculating the value of each Series' net assets;

      (E) Expenses of obtaining Portfolio Activity Reports and Analyses of International Management Reports (as appropriate) for each Series;

      (F) Expenses of maintaining the Trust's tax records;

      (G) Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Portfolio Manager or an affiliate of the Portfolio Manager;

      (H) Taxes levied against the Trust;

      (I) Brokerage fees and commissions, transfer fees, registration fees, taxes and similar liabilities and costs properly payable or incurred in connection with the purchase and sale of portfolio securities for the Series;

      (J) Costs, including the interest expense, of borrowing money;

      (K) Costs and/or fees incident to meetings of the Trust's shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence, and the regulation of shares with federal and state securities or insurance authorities;

      (L) The Trust's legal fees, including the legal fees related to the registration and continued qualification of the Trust's shares for sale;

      (M) Trustees' fees and expenses to trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

      (N) The Trust's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

      (O) Association membership dues;

      (P) Extraordinary expenses of the Trust as may arise including expenses incurred in connection with litigation, proceedings, and other claims (unless the Portfolio Manager is responsible for such expenses under Section 13 of this Agreement), and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

      (Q) Organizational and offering expenses.

      6. COMPENSATION. For the services provided to each Series, the Manager will pay the Portfolio Manager a fee, payable as described in SCHEDULE B.

      The fee will be prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Manager.

      7. MARKETING MATERIALS.

      (A) During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint(R) or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the "Marketing Materials") for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

      (B) During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

      8. SEED MONEY. The Manager agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of the Series.

      9. COMPLIANCE.

      (A) The Trust and the Manager acknowledge that the Portfolio Manager is not the compliance agent for any Series or for the Trust or the Manager, and does not have access to all of the books and records for each Series necessary to perform certain compliance testing. To the extent that the Portfolio Manager has agreed to perform the services specified in Section 2 in accordance with the Trust's Registration Statement, the Trust's Amended and Restated Agreement and Declaration of Trust and By-Laws, the Trust's Prospectus and any policies adopted by the Trust's Board applicable to the Series (collectively, the "Charter Requirements"), and in accordance with applicable law (including Subchapters M and L of the Code, the 1940 Act and the Advisers Act ("Applicable Law")), the Portfolio Manager shall perform such services based upon its books and records with respect to each Series, which comprise a portion of each Series' books and records, and upon information and written instructions received from the Trust, the Manager or the Trust's administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Trust, the Manager, or the Trust's administrator. The Manager shall promptly provide the Portfolio Manager with copies of the Trust's Registration Statement, the Trust's Amended and Restated Agreement and Declaration of Trust and By-Laws, the Trust's currently effective Prospectus and any written policies and procedures adopted by the Trust's Board applicable to the Series and any amendments or revisions thereto. The Portfolio Manager agrees that it shall promptly notify the Manager and the Trust (1) in the event that the SEC or other governmental authority has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or
(3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Code or the regulations thereunder. The Portfolio Manager further agrees to notify the Manager and the Trust promptly of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement as then in effect, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect.

      (B) The Manager agrees that it shall immediately notify the Portfolio Manager (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of
Section 817(h) of the Code or the regulations thereunder.

      10. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Manager's reasonable request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in such rules.

      11. COOPERATION; CONFIDENTIALITY. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance regulators) in connection with any investigation or inquiry relating to this Agreement or the Trust.

      Subject to the foregoing, the Portfolio Manager shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Manager and the Portfolio Manager, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Manager by the Portfolio Manager, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Portfolio Manager or the Manager, or if available from a source other than the Manager, Portfolio Manager of the Trust.

12. REPRESENTATIONS RESPECTING PORTFOLIO MANAGER.

      (A) During the term of this Agreement, the Trust and the Manager agree to furnish to the Portfolio Manager at its principal offices prior to use thereof copies of all Registration Statements and amendments thereto, prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or any Series or to the public that refer or relate in any way to the Portfolio Manager or any of its affiliates (other than the Manager), or that use any derivative of the names "Legg Mason Funds Management, Inc.," or any derivative thereof or logos associated therewith. The Trust and the Manager agree that they will not use any such material without the prior consent of the Portfolio Manager, which consent shall not be unreasonably withheld. In the event of the termination of this Agreement, the Trust and the Manager will furnish to the Portfolio Manager copies of any of the above-mentioned materials that refer or relate in any way to the Portfolio Manager;

      (B) The Trust and the Manager will furnish to the Portfolio Manager such information relating to either of them or the business affairs of the Trust as the Portfolio Manager shall from time to time reasonably request in order to discharge its obligations hereunder;

      (C) The Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Portfolio Manager or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Portfolio Manager, except with the prior permission of the Portfolio Manager.

      13. SERVICES NOT EXCLUSIVE.

      (A) It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Series) or from engaging in other activities.

      (B) The Portfolio Manager shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided, however, that the Portfolio Manager may not consult with any other portfolio manager of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor portfolio managers of the Series in order to effect an orderly transition of portfolio management duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

      14. LIABILITY. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended ("1933 Act"), controls the Portfolio Manager (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Series hereunder, and (2) shall not be liable for any error of judgment, mistake of law, any diminution in value of the investment portfolio of the Series, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance by the Portfolio Manager of its duties, or by reason of reckless disregard by the Portfolio Manager of its obligations and duties under this Agreement.

      15. INDEMNIFICATION.

      (A) Notwithstanding Section 13 of this Agreement, the Manager agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person of the Portfolio Manager (other than the Manager), and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Portfolio Manager (all of such persons being referred to as "Portfolio Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Trust which (1) may be based upon any violations of willful misconduct, malfeasance, bad faith or gross negligence by the Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Manager, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Portfolio Manager Indemnified Person; provided however, that in no case shall the indemnity in favor of the Portfolio Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

      (B) Notwithstanding Section 13 of this Agreement, the Portfolio Manager agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager (other than the Portfolio Manager), and each person, if any, who, is a controlling person of the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities as Portfolio Manager of the Series which (1) may be based upon any violations of willful misconduct, malfeasance, bad faith or gross negligence by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager, including but not limited to its responsibilities under Section 2, Paragraph (a) of this Agreement, or (2) any breach of any representations or warranties contained in Section 4; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

      (C) The Manager shall not be liable under Paragraph (a) of this Section 14 with respect to any claim made against a Portfolio Manager Indemnified Person unless such Portfolio Manager Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Portfolio Manager Indemnified Person (or after such Portfolio Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Portfolio Manager Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Portfolio Manager

Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Portfolio Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Portfolio Manager Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Portfolio Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Portfolio Manager Indemnified Person, adequately represent the interests of the Portfolio Manager Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Portfolio Manager Indemnified Person, which counsel shall be satisfactory to the Manager and to the Portfolio Manager Indemnified Person. The Portfolio Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Portfolio Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Portfolio Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Portfolio Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Portfolio Manager Indemnified Person.

      (D) The Portfolio Manager shall not be liable under Paragraph (b) of this
Section 14 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Portfolio Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Portfolio Manager of any such claim shall not relieve the Portfolio Manager from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Portfolio Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Portfolio Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Portfolio Manager assumes the defense of any such action and the selection of counsel by the Portfolio Manager to represent both the Portfolio Manager and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Portfolio Manager will, at its own expense, assume the defense with counsel to the Portfolio Manager and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Portfolio Manager and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Portfolio Manager shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Portfolio Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

      (E) The Manager shall not be liable under this Section 14 to indemnify and hold harmless the Portfolio Manager and the Portfolio Manager shall not be liable under this Section 14 to indemnify and hold harmless the Manager with respect to any losses, claims, damages, liabilities, or litigation that first become known to the party seeking indemnification during any period that the Portfolio Manager is, within the meaning of Section 15 of the 1933 Act, a controlling person of the Manager.

      16. DURATION AND TERMINATION. This Agreement shall become effective with respect to each Series on the later of the date first indicated above or the date of the commencement of operations of each Series. Unless terminated as provided herein, the Agreement shall remain in full force and effect until SEPTEMBER 1, 2005, and continue on an annual basis thereafter with respect to each Series; provided that such annual continuance is specifically approved each year by (a) the vote of a majority of the entire Board of the Trust, or by the vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of each Series, and (b) the vote of a majority of those Trustees who are not parties to this

Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The Portfolio Manager shall not provide any services for such Series or receive any fees on account of such Series with respect to which this Agreement is not approved as described in the preceding sentence. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (1) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (2) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder (1) by the Manager at any time without penalty, upon sixty (60) days' written notice to the Portfolio Manager and the Trust, (2) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust's Board or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Portfolio Manager, or (3) by the Portfolio Manager at any time without penalty, upon three (3) months' written notice to the Manager and the Trust, unless the Manager or the Trust requests additional time to find a replacement for the Portfolio Manager, in which case the Portfolio Manager shall allow the additional time requested by the Trust or the Manager not to exceed three (3) months beyond the initial three-month notice period; provided however, that the Portfolio Manager may terminate this Agreement at any time without penalty effective upon written notice to the Manager and the Trust, in the event either the Portfolio Manager (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Portfolio Manager does not receive compensation for its services from the Manager or the Trust as required by the terms of this Agreement. In addition, this Agreement shall terminate with respect to a Series in the event that it is not approved by the vote of a majority of the outstanding voting securities of that Series at a meeting of shareholders at which approval of the Agreement shall be considered by shareholders of the Series. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such records by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(e), 10, 11, 12, 14, 15, and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Paragraph numbered 16.

      17. NOTICES. Any notice must be in writing and shall be deemed to have been given when (1) delivered in person, (2) dispatched by telegram or electric facsimile transfer (confirmed in writing by postage prepaid first class mail simultaneously dispatched), (3) sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or
(4) sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

IF TO THE TRUST:

ING Investors Trust
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
Attention:  Chief Counsel

IF TO THE MANAGER:

Directed Services, Inc.
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Attention: Chief Counsel

If to the Portfolio Manager:

Legg Mason Funds Management, Inc.
100 Light Street
Baltimore, Maryland 21202
Attention:  Mary Chris Gay

      18. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (1) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law, and (2) the holders of a majority of the outstanding voting securities of the Series.

      Notwithstanding the foregoing, this Agreement may be amended without the approval of a majority of the Series' outstanding voting securities if the amendment relates solely to a change that is permitted or not prohibited under federal law, rule, regulation, SEC Order or SEC staff interpretation thereof to be made without shareholder approval.

      19. USE OF NAMES.

      (A) It is understood that the name "Directed Services, Inc." or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Portfolio Manager has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trust and/or the Series. Upon termination of the Management Agreement between the Trust and the Manager, the Trust or the Manager shall notify the Portfolio Manager of the termination of the Management Agreement and the Portfolio Manager shall as soon as is reasonably possible cease to use such name (or derivative or logo).

      (B) It is understood that the name "Legg Mason Funds Management, Inc." or any derivative thereof or logos associated with those names are the valuable property of the Portfolio Manager and its affiliates and that the Trust and/or the Series have the right to use such names (or derivatives or logos) in offering materials of the Trust with the approval of the Portfolio Manager and for so long as the Portfolio Manager is a portfolio manager to the Trust and/or the Series. Upon termination of this Agreement between the Trust, the Manager and the Portfolio Manager, the Trust shall as soon as is reasonably possible cease to use such names (or derivatives or logos).

      20. AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST. A copy of the Amended and Restated Agreement and Declaration of Trust for the Trust is on file with the Secretary of the Commonwealth of Massachusetts. The Amended and Restated Agreement and Declaration of Trust has been executed on behalf of the Trust by Trustees of the Trust in their capacity as Trustees of the Trust and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Trust and shall not be binding upon any Trustee, officer, or shareholder of the Trust individually.

      21. MISCELLANEOUS.

      (A) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the provisions, policies or principals thereof relating to choice or conflict of laws, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in
Section 2(a)(3) of the 1940 Act.

      (B) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

      (C) To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

      (D) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

      (E) Nothing herein shall be construed as constituting the Portfolio Manager as an agent of the Manager, or constituting the Manager as an agent of the Portfolio Manager.

      (F) The Manager and the Portfolio Manager each affirm that it has procedures in place reasonably designed to protect the privacy of non-public personal consumer/customer financial information.

      (G) The Trust, the Manager and the Portfolio Manager acknowledge that each may have obligations under the laws and regulations of the United States to verify the source of funds and identity of investors in accordance with the USA Patriot Act of 2001, and any rules or regulations adopted thereunder (collectively "the Patriot Act"). Each party agrees to assist the other parties in monitoring transactions in accordance with the Patriot Act. If required by applicable law or regulation, each party shall provide the other parties with documentation evidencing the identity of a beneficial owner or owners of shares of the Series upon request when a party is required by a law, court order, of by administrative or regulatory entity to disclose the identity of the beneficial owner(s).

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                            ING INVESTORS TRUST

Attest:_____________________________        By:_________________________________

Name:_______________________________        Name: ______________________________

Title:______________________________        Title:______________________________


                                            DIRECTED SERVICES, INC.

Attest:_____________________________        By:_________________________________

Name:_______________________________        Name: ______________________________

Title:______________________________        Title:______________________________


                                            LEGG MASON FUNDS MANAGEMENT, INC.

Attest:_____________________________        By:_________________________________

Name:_______________________________        Name: ______________________________

Title:______________________________        Title:______________________________

                                   SCHEDULE A


      The Series of ING Investors Trust, as described in Section 1 of the attached Portfolio Management Agreement, to which Legg Mason Funds Management, Inc. shall act as Portfolio Manager is as follows:

ING Legg Mason Value Portfolio

                                   SCHEDULE B
                      COMPENSATION FOR SERVICES TO SERIES


      For the services provided by Legg Mason Funds Management, Inc. ("Portfolio Manager") to the following Series of ING Investors Trust, pursuant to the attached Portfolio Management Agreement, the Manager will pay the Portfolio Manager a fee, computed daily and payable monthly, based on the average daily net assets of the Series at the following annual rates of the average daily net assets of the Series:

           SERIES                                          RATE
           ------                                          ----
ING Legg Mason Value Portfolio              0.70% on first $50 million of assets
                                            0.45% on next $50 million of assets
                                            0.40% on next $50 million of assets
                                            0.35% on next $50 million of assets
                                              0.30% on asset over $200 million

If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

APPENDIX D

                   ADVISORY FEE RATES FOR FUNDS WITH SIMILAR
           INVESTMENT OBJECTIVES ADVISED OR SUB-ADVISED BY LEGG MASON

The following table sets forth the name of each investment company with an investment objective similar to the Portfolio for which Legg Mason serves as an investment adviser or a sub-adviser, the annual rate of compensation and the net assets of the investment company as of February 29, 2004.

      FUND NAME               ANNUAL COMPENSATION                 NET ASSETS
      ---------               -------------------                 ----------
Legg Mason Value Trust

                              ING INVESTORS TRUST
                     ING JANUS GROWTH AND INCOME PORTFOLIO

         VOTING INSTRUCTION CARD FOR A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 27, 2004

                                                   THIS VOTING INSTRUCTION CARD
                                                   IS SOLICITED ON BEHALF OF THE
                                                   BOARD OF TRUSTEES
                                                   OF ING INVESTORS TRUST

PORTFOLIO NAME PRINTS HERE
INSURANCE COMPANY NAME PRINTS HERE ("INSURANCE COMPANY")

The undersigned hereby instructs Huey P. Falgout, Jr. or Michael J. Roland, or one or more substitutes designated by them or their Insurance Company ("Proxies"), to vote the shares held by him or her or as to which he or she has a beneficial interest under a variable contract issued by his or her Insurance Company at the Special Meeting of shareholders ("Special Meeting") of ING Janus Growth and Income Portfolio (the "Portfolio") to be held at: 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on April 27, 2004 at 10:00 a.m., local time and at any adjournment(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) thereof.

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" THE PROPOSAL.

                        Please vote, sign and date this voting instruction and return it in the enclosed envelope.

                        Date ____________________, 2004

                        Signature(s) (if held jointly) (Sign in the Box)

                        This Voting Instruction Card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL.

                                                                FOR     AGAINST    ABSTAIN
1.    To approve a new investment objective for the Portfolio.  [ ]       [ ]        [ ]


                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.